EXHIBIT (a)(2)

Letter of Transmittal

to Tender

All Outstanding Shares of Class A Common Stock

All Outstanding Shares of Class B Common Stock and

All Outstanding Shares of Series A Perpetual Convertible Preferred Stock

All Outstanding Warrants to Purchase Shares of Class A Common Stock

of

WESTWAY GROUP, INC.

Pursuant to the Offer to Purchase

Dated December 31, 2012

of

BISHOP INFRASTRUCTURE III ACQUISITION COMPANY, INC.

a wholly-owned subsidiary of

BISHOP INFRASTRUCTURE II ACQUISITION COMPANY, INC.

and a controlled affiliate of

EQT INFRASTRUCTURE II LIMITED PARTNERSHIP

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, JANUARY 30, 2013, UNLESS THE OFFER IS EXTENDED

The Depositary for the Offer is:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By Mail, By Hand or By Overnight Courier:

Continental Stock Transfer & Trust Company

Corporate Actions Department

17 Battery Place, 8th Floor

New York, NY 10004

By Facsimile:

(For Eligible Institutions Only)

(212) 509-5150

Confirm Facsimile Transmission

(by Telephone Only):

(917) 262-2378

(For Confirmation Only)

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY FOR PURPOSES OF THE OFFER.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SECURITIES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appear(s) on Certificate(s))	Certificate(s) and Securities(s) Tendered (Attach additional list, if necessary)
	Certificate Number(s)*	Total Number of Securities Evidenced By Certificate(s)*	Number of Securities Tendered**

Total Shares

*   Need not be completed by stockholders delivering shares of Class A Common Stock by book-entry transfer.

**   Unless otherwise indicated, it will be assumed that all Securities evidenced by each Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

The Offer (as defined below) is not being made to (nor will any tender of Securities (as defined below) be accepted from or on behalf of) stockholders or warrant holders in any jurisdiction where it would be illegal to do so.

This Letter of Transmittal is to be completed by stockholders and warrant holders of Westway Group, Inc. if certificates evidencing Securities (“Certificates”) are to be forwarded herewith. A Letter of Transmittal does not need to be submitted with respect to shares of Class A Common Stock if delivery of such shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 4 of the Offer to Purchase—“Procedures for Accepting the Offer and Tendering Securities”). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

Stockholders and warrant holders whose Certificates are not immediately available or who cannot deliver their Certificates, Letters of Transmittal and all other documents required hereby to the Depositary at or prior to the Expiration Time (as defined in Section 1 of the Offer to Purchase—“Terms of the Offer; Expiration Time”) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Securities must do so pursuant to the guaranteed delivery procedure described in Section 4 of the Offer to Purchase—“Procedures for Accepting the Offer and Tendering Securities.” See Instruction 2.

☐	CHECK HERE IF SHARES OF CLASS A COMMON STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF SECURITIES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by book-entry transfer, give the following information:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND IN THEIR ENTIRETY.

Ladies and Gentlemen:

The undersigned hereby tenders to Bishop Infrastructure III Acquisition Company, Inc. (the “Purchaser”), a Delaware corporation and a wholly-owned subsidiary of Bishop Infrastructure II Acquisition Company, Inc., a Delaware corporation and a controlled affiliate of EQT Infrastructure II Limited Partnership, a limited partnership registered in England and Wales:

(i)	the above-described shares, if any, of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of Westway Group, Inc., a Delaware corporation (the “Company”) at a purchase price equal to $6.70 per share (the “Common Stock Offer Price”);

(ii)	the above described shares, if any, of Class B common stock, par value $0.0001 per share (which we refer to as the “Class B Common Stock,” and together with the Class A Common Stock, as the “Common Stock”), of the Company at a purchase price per share equal to the Common Stock Offer Price;

(iii)	the above described shares, if any, of Series A perpetual convertible preferred stock, par value $0.0001 per share (the “Preferred Stock” and, together with the Common Stock, the “Shares”) of the Company, at a purchase price of $6.79 per share (the “Preferred Stock Offer Price”); and

(iv)	the above described outstanding warrants issued by the Company to purchase shares of Class A Common Stock (all of which have an exercise price of $5.00 per share of Class A Common Stock, the “Warrants” and, together with the Shares, the “Securities”), at a purchase price per share of Class A Common Stock subject to each such Warrant equal to $1.70 (the “Warrant Offer Price”), in each case, net to the seller thereof in cash, without interest thereon and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Purchaser’s offer to purchase, dated December 31, 2012 (as it may be amended or supplemented from time to time, the “Offer to Purchase”) and in this letter of transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal”), which, together with the Offer to Purchase, constitutes the “Offer.” Receipt of the Offer to Purchase is hereby acknowledged. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of Securities tendered pursuant to the Offer.

Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Securities tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all Securities that are being tendered hereby and all dividends, distributions (including, without limitation, all Shares and other Securities issued in distributions in respect of such Securities) and rights declared, paid or distributed in respect of such Securities on or after the date of the Offer to Purchase (“Distributions”) and irrevocably appoints Continental Stock Transfer & Trust Company (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Securities (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to the Securities tendered herewith, including, without limitation, to:

(i)	upon the order of the Purchaser, deliver Certificates (and all Distributions) together with all accompanying evidences of transfer and authenticity (and, in the case of book-entry transfer of Class A Common Stock, evidence of transfer of ownership to the Depositary’s account at Depositary Trust Company (which we refer to as the “Book-Entry Transfer Facility”));

(ii)	present such Securities (and all Distributions) for transfer on the books of the Company; and

(iii)	receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities (and all Distributions),

all in accordance with the terms of the Offer.

The proxy and power of attorney granted by and under this Letter of Transmittal is coupled with an interest in the Securities tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Securities by the Purchaser in accordance with the terms of Offer. Such acceptance for payment will, without further action, revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Securities (and all Securities issued in Distributions in respect of such Securities), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given or executed, will not be deemed effective). The undersigned understands that, in order for Securities or Distributions to be deemed validly tendered, immediately upon the Purchaser’s acceptance of such Securities for payment, the Purchaser must be able to exercise full voting, consent and other rights with respect to such Securities (and any and all Distributions), including, without limitation, voting at any annual or special meeting of the Company’s stockholders and by written consent in lieu of such meeting.

The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender, sell, assign and transfer the Securities tendered hereby and all Distributions in respect of such Securities, and (ii) when such Securities are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions in respect of such Securities, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Securities and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Securities tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of Securities tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Securities tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the valid tender of Securities pursuant to any one of the procedures described in Section 4 of the Offer to Purchase—“Procedures for Accepting the Offer and Tendering Securities” and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. The Purchaser’s acceptance of such Securities for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and, if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

Unless otherwise indicated below in the box entitled “Special Payment Instructions,” the undersigned requests that the check for the purchase price for all Securities tendered herewith and accepted for purchase in the Offer be issued, and all Certificates evidencing Securities not tendered or not accepted for payment be returned, in and to the name(s) of the registered holder(s) appearing above under “Description of Securities Tendered.” Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions,” the undersigned requests that the check for the purchase price for all such Shares be mailed, and all Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) be returned, to the address(es) of the registered holder(s) appearing above under “Description of Securities Tendered.” In the event that the boxes below entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price for all Shares purchased, and return all Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. In the case of shares of Class A Common Stock, unless otherwise indicated below in the box entitled “Special Payment Instructions,” please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility.

The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Securities from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any Securities tendered hereby.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price for Securities and Certificates evidencing Securities not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue Check and Certificate(s) to:

Name:
(PLEASE PRINT)

Address:

(ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

(SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

FOR CLASS A COMMON STOCK ONLY, CREDIT SHARES DELIVERED BY BOOK-ENTRY

TRANSFER AND NOT PURCHASED TO THE ACCOUNT

SET FORTH BELOW.

Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price for Securities purchased and Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or the undersigned at an address other than that shown under “Description of Securities Tendered.”

Mail Check and Certificate(s) to:

Name:
(PLEASE PRINT)

Address:

(ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

(SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

IMPORTANT

STOCKHOLDERS and/or WARRANT HOLDERS: SIGN HERE

(Please Complete Substitute Form W-9 Below)

Dated:

(SIGNATURE(S) OF HOLDER(S))

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATES OR ON A SECURITY POSITION LISTING BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION AND SEE INSTRUCTION 5.)

Names(s):

(Please print)

Capacity (full title):

Address:

(ZIP CODE)

Daytime area code and telephone number:

Taxpayer Identification or Social Security No.:

(SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.

FINANCIAL INSTITUTIONS: PLACE MEDALLION

GUARANTEE IN SPACE BELOW

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Signature Guarantees. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Security Transfer Agent Medallion Signature Program, or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”) unless: (i) this Letter of Transmittal is signed by the registered holder(s) of Securities (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of shares of Class A Common Stock) tendered hereby and such holder(s) has (have) not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” or (ii) such Securities are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used if Certificates are to be forwarded herewith. A Letter of Transmittal does not need to be submitted if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in Section 4 of the Offer to Purchase—“Procedures for Accepting the Offer and Tendering Securities.” Certificates evidencing all physically tendered Securities as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth below at or prior to the Expiration Time (as defined in Section 1 of the Offer to Purchase) or the expiration of a subsequent offering period, if applicable. If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

Stockholders or warrant holders whose Certificates are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Time or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Securities pursuant to the guaranteed delivery procedure described in Section 4 of the Offer to Purchase. Pursuant to such procedure:

(i)	such tender must be made by or through an Eligible Institution;

(ii)	a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary at or prior to the Expiration Time; and

(iii)	the Certificates evidencing all physically delivered Securities, in proper form for transfer by delivery (or, in the case of shares of Class A Common Stock, a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all such Shares delivered by book-entry transfer), together with a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer of shares of Class A Common Stock, an Agent’s Message (as defined in Section 4 of the Offer to Purchase)) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq Capital Market (“Nasdaq”) trading days after the date of execution of such Notice of Guaranteed Delivery, all as further described in Section 4 of the Offer to Purchase.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER OR WARRANT HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY, INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER OF SHARES OF CLASS A COMMON STOCK, RECEIPT OF A BOOK-ENTRY CONFIRMATION. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Securities will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Securities for payment.

3. Inadequate Space. If the space provided under “Description of Securities Tendered” is inadequate, the Certificate numbers, the number of Securities evidenced by such Certificates and the number of Securities tendered should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders (not applicable to stockholders who tender shares of Class A Common Stock by book-entry transfer or who tender Warrants). If fewer than all Shares evidenced by any Certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Securities Tendered.” In such cases, new Certificate(s) evidencing the remainder of Shares that were evidenced by the Certificates delivered to the Depositary will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions,” promptly after the Expiration Time or the termination of the Offer. All Securities evidenced by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of Securities tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates evidencing such Securities without alteration, enlargement or any other change whatsoever.

If any Securities tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Securities tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Securities.

If this Letter of Transmittal is signed by the registered holder(s) of Securities tendered hereby, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates evidencing Securities not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s).

If this Letter of Transmittal is signed by a person other than the registered holder(s) of Securities tendered hereby, the Certificate(s) evidencing the Securities tendered must be endorsed or accompanied by appropriate stock powers or endorsements, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s), with the signatures on such Certificate(s) and stock powers guaranteed by an Eligible Institution.

If this Letter of Transmittal or any Certificate or stock power or endorsement is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person’s authority so to act must be submitted.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Securities to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Securities purchased is to be made to, or Certificate(s) evidencing Securities not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Securities purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES EVIDENCING SECURITIES TENDERED HEREBY.

7. Special Payment and Delivery Instructions. If a check for the purchase price of any Securities tendered hereby is to be issued in the name of, and/or Certificate(s) evidencing Securities not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if such check or any such Certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Securities Tendered,” the appropriate boxes under “Special Payment Instructions” and “Special Delivery Instructions” must be completed.

8. Questions and Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Manager at its telephone number, in each case as set forth on the back page of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent, and copies will be furnished promptly at Purchaser’s expense. Stockholders and warrant holders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer. Tendering stockholders and warrant holders who are not U.S. persons for U.S. federal income tax purposes may request a copy of the applicable IRS Form W-8 from the Depositary.

9. Backup Withholding. Each tendering stockholder and/or warrant holder that is a U.S. person for U.S. federal tax purposes is required to provide the Depositary with a correct taxpayer identification number (“TIN”) on the Substitute Form W-9 which is provided under “Important Tax Information” below, and to certify, under penalty of perjury, that such number is correct and that such stockholder/warrant holder is not subject to backup withholding of U.S. federal income tax and that such stockholder/warrant holder is a U.S. person. If a tendering stockholder/warrant holder has been notified by the Internal Revenue Service that such stockholder/warrant holder is subject to backup withholding, such stockholder/warrant holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder/warrant holder has since been notified by the U.S. Internal Revenue Service that such stockholder/warrant holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder/warrant holder to backup withholding of U.S. federal income tax on a portion (in 2012, 28%) of the payment of the purchase price of all Shares purchased from such stockholder/warrant holder. If the tendering stockholder/warrant holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder/warrant holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold a portion (in 2012, 28%) of all payments of the purchase price to such stockholder/warrant holder until a TIN is provided to the Depositary. Non-U.S. stockholders/warrant holders should complete and sign an applicable Form W-8 (a copy of which may be obtained from the Depositary) in order to avoid backup withholding.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER OF SHARES OF CLASS A COMMON STOCK, AN AGENT’S MESSAGE) AND CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO THE EXPIRATION TIME (AS DEFINED IN THE OFFER TO PURCHASE) OR THE EXPIRATION OF A SUBSEQUENT OFFERING PERIOD, IF APPLICABLE.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a stockholder/warrant holder that is a U.S. person for U.S. federal tax purposes whose tendered Shares are accepted for payment is generally required to provide the Depositary (as payer) with such person’s correct TIN on Substitute Form W-9 provided herewith. If such stockholder/warrant holder is an individual, the TIN generally is such person’s social security number. If the Depositary is not provided with the correct TIN, the stockholder/warrant holder may be subject to a $50 penalty imposed by the U.S. Internal Revenue Service and payments that are made to such stockholder/warrant holder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding (in 2012, 28%). In addition, if a stockholder/warrant holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the U.S. Internal Revenue Service.

Certain stockholders and warrant holders (including, among others, corporations and certain non-U.S. individuals) are not subject to these backup withholding and reporting requirements. In order for a non-U.S. individual to qualify as an exempt recipient, any such individual must submit a statement (Internal Revenue Service Form W-8BEN), signed under penalties of perjury, attesting to such individual’s exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. Each stockholder/warrant holder should consult his or her tax advisor as to such person’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Depositary is required to withhold a portion (in 2012, 28%) of any payments made to the stockholder/warrant holder. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the U.S. Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on payments that are made to certain stockholders and warrant holders with respect to Shares purchased pursuant to the Offer, each stockholder/warrant holder that is a U.S. person for U.S. federal tax purposes is required to notify the Depositary of such person’s correct TIN by completing the form below certifying that: (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b)(i) such person has not been notified by the U.S. Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the U.S. Internal Revenue Service has notified such stockholder/warrant holder that such stockholder/warrant holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

Each tendering stockholder/warrant holder that is a U.S. person for U.S. federal tax purposes is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of Shares tendered hereby. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the tendering stockholder/warrant holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder/warrant holder should write “Applied For” in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold a portion (in 2012, 28%) of all payments of the purchase price to such stockholder/warrant holder until a TIN is provided to the Depositary.

PAYER’S NAME: [Bank Name]

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number(s) OR Employer Identification Number(s)
Payer’s Request for Taxpayer Identification Number (“TIN”)

Part 2—Certification—Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because (a) I am exempt from withholding or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien)

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax returns. However, if after being notified by the IRS stating that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4.

Part 3 Awaiting TIN ☐ Part 4 Exempt TIN ☐

Signature: Date: Name (Please Print): Address (Please Print):

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT
IN BACKUP WITHHOLDING OF A PORTION (IN 2012, 28%) OF ANY PAYMENTS MADE
TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES
FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
FORM W-9 FOR ADDITIONAL INFORMATION.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THIS SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME AND THAT EITHER: (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE DEPOSITARY BY THE TIME OF PAYMENT, A PORTION (IN 2012, 28%) OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.

Signature:	Date:

Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal and Certificates and any other required documents should be sent or delivered by each stockholder/warrant holder or such person’s broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses or to the facsimile number set forth below.

The Depositary for the Offer is:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By Mail, By Hand or By Overnight Courier:

Continental Stock Transfer &

Trust Company

Corporate Actions Department

17 Battery Place, 8th Floor

New York, NY 10004

By Facsimile:

(For Eligible Institutions Only)

(212) 509-5150

Confirm Facsimile Transmission

(by Telephone Only):

(917) 262-2378

(For Confirmation Only)

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Manager at its telephone number, in each case as set forth below. Requests for additional copies of this Offer to Purchase, the related Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent, and copies will be furnished promptly at the Purchaser’s expense. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

The Information Agent for the Offer is:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: tenderoffer@mackenziepartners.com

The Dealer Manager for the Offer is:

277 Park Avenue

24th & 25th Floors

New York, New York 10172

Call Toll Free: (800) 240-1348